Pursuant to Rule 497(c)

Registration No. 2-92665

Excelsior Institutional Funds

September 29, 2006

Excelsior Funds, Inc.

LARGE CAP GROWTH FUND

Investment Adviser

United States Trust Company, National Association

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Excelsior Funds, Inc. is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Large Cap Growth Fund of Excelsior Funds, Inc. (the “Fund”) that you should know before investing. The Fund offers three classes of shares: Institutional Shares which are offered in this prospectus and Shares and Retirement Shares, each of which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about the Fund plus general information on the Fund. You may find additional information in the Fund’s Statement of Additional Information (the SAI), which is incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about the Fund, please see:

Introduction

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division serves as investment adviser to the Fund (the “Adviser”). See “Investment Adviser” later in this prospectus for more information about the Adviser.

The Fund invests in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks.

Following is a summary of the principal investment policies, strategies and risks of the Fund. Further information about risks associated with investing in the Fund can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAI.

The investment objective for the Fund is not fundamental and may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, the Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of June 30, 2006, the market capitalization of the companies in the Index ranged from $2 billion to $371 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class† from year to year.

Best Quarter	Worst Quarter
39.37%	(28.35)%
12/31/98	3/31/01

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) because the Institutional Shares have not had a full year of operations. Both classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (2.20)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	12.25%	(7.46)%	3.81%	*
Return After Taxes on Distributions	12.25%	(7.46)%	3.81%	*
Return After Taxes on Distributions and Sale of Fund Shares	7.96%	(6.18)%	3.30%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	5.26%	(3.58)%	2.36%	**

*	Since October 1, 1997.
**	Since September 30, 1997.
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.23%	**
Total Annual Fund Operating Expenses	0.98%
Less Fee Waivers	(0.03)%	***
Net Annual Fund Operating Expenses	0.95%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	These expenses are based upon estimated amounts for the current fiscal year since there were no Institutional Shares issued during the fiscal year ended March 31, 2006.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.95%. The waiver agreement may not be terminated before September 30, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years
$97	$309

More Information About Principal Risks and Strategies

The Fund has its own investment goal, strategies and risks. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Management Risk

The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk

The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund’s investment in technology companies may subject it to more volatile price movements.

Health Care Risk

The Fund may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the health care sector, the Fund’s investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To the extent the Fund invests in emerging country issuers it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frequent Trading

The Fund discourages and does not knowingly accommodate short-term or excessive trading (including by means of exchanges) (“frequent trading”) of its shares by shareholders and maintains procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of the Fund’s portfolio, as it may result in the Fund maintaining higher cash balances than it otherwise would or cause the Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause the Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund.

In addition, to the extent the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent the Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. The Fund will employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

The Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Fund’s policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in the Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholders. Under the Fund’s policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Fund currently does not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Fund; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); (vii) Transactions initiated by the Fund (e.g., for failure to meet applicable account minimums); and (viii) Transactions by the Adviser or its affiliates on behalf of certain pooled investment vehicles. The Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

Effective, October 16, 2006, the Fund will impose a 2.00% redemption fee on redemptions (including exchanges) within 30 days of purchase. The Fund exempts from paying a redemption fee (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The market timing policies as described above continue to apply to such employee benefit plans. The Fund retains the right, without prior notice to shareholders, to reject any purchase or exchange order, to amend exemptions to the redemption fee policy, and to change or cancel the exchange privilege at its discretion. The Fund’s right to reject an exchange order will not prevent a shareholder from redeeming his/her shares.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level. If frequent trading in violation of the Fund’s policies is detected in omnibus accounts, the Fund, pursuant to contractual arrangements it maintains with the financial intermediary, will take steps with the assistance of those intermediaries to try to prevent the reoccurrence of such trading. Those steps may range from providing warning letters to shareholders or blocking such accounts from making future purchases or exchanges (but not redemptions) from the Fund.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s SAI.

Disclosure of Portfolio Holdings

A schedule of the Fund’s portfolio holdings, as of the end of the prior month, will be available on the Fund’s website, http://www.excelsiorfunds.com. The Fund’s portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Fund may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in its SAI.

Investment Adviser

Prior to December 16, 2005, the Fund was advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A. and the funds encompassing the Excelsior Funds complex were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the funds of the Excelsior Funds complex are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc., a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company. NYAMD (the “Adviser”) serves as investment adviser to the Fund.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

USTC-NA (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2006, U.S. Trust had approximately $109 billion in aggregate assets under management. USTC-NA has its principal offices at 114 W. 47th Street, New York, NY 10036.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by the Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of the Fund prepares such research, the Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2006, the Adviser received an advisory fee after waivers, as a percentage of the Fund’s average daily net assets, of 0.63%.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver agreement may not be terminated before September 30, 2007. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

The Fund’s semi-annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Board of Directors’ determination regarding whether to continue the investment advisory agreement.

Portfolio Manager

The following individual serves as portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. The SAI has more detailed information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Thomas M. Galvin, CFA serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Fund and together referred to herein as “U.S. Trust”) and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and U.S. Trust was contacted by the Securities and Exchange Commission (the “SEC”), in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

U.S. Trust, certain of its affiliates, the Companies and others have also been named in four class action lawsuits and two derivative actions which allege that U.S. Trust, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the Fund shareholder class action and the derivative lawsuits. Several affiliates of U.S. Trust and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending Investigations and private lawsuits will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect U.S. Trust’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Fund.

As previously mentioned in this prospectus, the Fund discourages and does not knowingly accommodate short-term or excessive trading (including by means of exchanges) and the Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Fund’s policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Fund’s policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund.

See “More Information About Principal Risks and Strategies—Frequent Trading” earlier in this prospectus for more information about the Fund’s frequent trading policies.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are generally offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non- qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts and to certain investment advisory clients of the Adviser who are part of an employer-sponsored program intended to facilitate investment for officers, employees and other associated persons. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Fund’s transfer agent cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The

Fund has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Fund may temporarily limit additional share purchases. The Fund also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

The Fund generally values short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors. In accordance with these policies and procedures, the Board of Directors have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Fund’s pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by the Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

Householding

The Excelsior Funds have adopted a policy that allows the Fund to send only one copy of the Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund’s transfer agent unless all required documents have been received by the Fund’s transfer agent.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Fund’s transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Fund’s transfer agent at (800) 881-9358 (from overseas call (617) 483-7297).

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

Shares purchased on or after October 16, 2006, will be subject to a 2.00% redemption fee of the value of the shares redeemed or exchanged within 30 days of the date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short- term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The Fund exempts from redemption fees (i) Transactions (as defined under “More Information About Principal Risks and Strategies—Frequent Trading”) and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Fund as an investment vehicle. Redemption fees will be applied on a “first-in, first-out” (“FIFO”) basis.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund’s SAI.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust or Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Effective October 16, 2006, there is a 2.00% redemption fee on shares of the Fund, exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Fund’s distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Fund and available for such expenditure from time to time. The Institutional Shares currently do not pay any such rule 12b-1 fees. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

The Fund distributes dividends from its income quarterly.

The Fund makes distributions of its capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund within the Excelsior Funds complex, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s SAI.

Financial Highlights

Performance information is not presented for the Fund since the Institutional Shares have no operating history.

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.
Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.
When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;
•	shred documents that contain personal information;

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2006 Excelsior Funds. All rights reserved. REG11000EF-1 (07/06) 606EG/064

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about the Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAI dated July 31, 2006, as amended on September 29, 2006, includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The Annual Report also lists the Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To Obtain the SAI, Annual or Semi-Annual Report, or More Information:

You may obtain the SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Fund’s website, as follows:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 30 Dan Road, Canton, MA 02021-2809)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s Investment Company Act registration number is 811-4088.

PRO-INST3-0906